PSP FAMILY OF FUNDS

PSP MULTI-MANAGER FUND

INSTITUTIONAL SHARES  (Ticker Symbol - CEFIX)

INVESTOR SHARES  (Ticker Symbol - CEFFX)

SERVICE SHARES  (Ticker Symbol - CEFRX)

Supplement to Prospectus and Statement of Additional Information

Dated November 11, 2014

This Supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated August 25, 2014, as supplemented on October 6, 2014, for the PSP Multi-Manager Fund (the “Fund”), a series of PSP Family of Funds (the “Trust”), updates the Prospectus and the SAI to include revised information as described below.  For further information, please contact the Fund toll-free at 855-318-2804.  You may also obtain additional copies of the Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147-4031, or by calling the Fund toll-free at the number above.

At a Special Meeting of Shareholders of the Fund held on October 31, 2014 (the “Meeting”), the shareholders of the Fund entitled to vote at the Meeting approved the following proposals:

1.

A new investment sub-advisory agreement between the Fund, Pulteney Street Capital Management, LLC, the Fund’s investment adviser (the “Adviser”), and Tiburon Capital Management, LLC.

2.

The implementation of a “manager of managers” structure whereby the Adviser would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval, provided the Securities and Exchange Commission (the “SEC”) grants an order to the Trust and the Adviser allowing the same (the “Order”).

3.

The amendment of the Fund’s fundamental investment limitation regarding borrowing to read as follows: “[the Fund may not] borrow money, except to the extent permitted under the 1940 Act.”

The changes contemplated by Proposals 1 and 3 are effective immediately; the change contemplated by Proposal 2 will be effective upon the SEC granting the Order.

Investors Should Retain This Supplement for Future Reference

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